                                                                   Exhibit 99.2


                                   Consent



        I hereby consent to act as a Director of the Board of Iridium World Communications Limited and consent to the reference to my name under the caption "Management" in the Prospectus.



                                            /s/ WILLIAM A. SCHREYER
                                           ---------------------------
                                                William A. Schreyer


Date:   April 25, 1997
     ----------------------